Exhibit 99.2

Corporate Resource Services, Inc. and Subsidiaries
Unaudited pro forma condensed consolidated financial statements

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2010 combines:
● The historical consolidated balance sheet of Corporate Resource Services, Inc. (the "Company") and its subsidiaries as of September 30, 2010;
●
The balance sheet of Integrated Consulting Group of NY LLC  (a limited liability company) and affiliates ("ICG") as of September 30, 2010, giving effect to the acquisition of certain assets of ICG pursuant to a public foreclosure sale on December 14, 2010 (the "ICG Acquisition") by Integrated Consulting Group, Inc., a wholly-owned subsidiary of Corporate Resource Services, Inc., under the acquisition method of accounting, as if it had occurred on September 30, 2010; and,

●
The balance sheet of Tri-Diamond Staffing, Inc. ("Tri-Diamond"), giving effect to the acquisition of Tri-Diamond by Diamond Staffing Services, Inc. ("DSS"), a wholly-owned subsidiary of the Company, which occured pursuant to a merger on January 31, 2011 (the "Tri-Diamond Acquisition"), as if it had occurred on September 30, 2010.

The following unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2010, combines:
● The historical consolidated statement of operations of Corporate Resource Services, Inc. and its subsidiaries for the year ended September 30, 2010;
●
The statement of operations  of GT Systems, Inc. and its operating affiliates ("GT Systems")  (on April 5, 2010, the Company's wholly-owned subsidiary Career Resource Development ("CRD") acquired certain assets of GT Systems in a private foreclosure sale ("CRD Acquisition")) for the six month period ended March 31, 2010;

●
The statement of operations of ICG and Tri-Diamond for the twelve-months ended September 30, 2010, giving effect to the ICG Acquisition and Tri-Diamond Acquisition as if they had occurred on October 1, 2009; and

●
Adjustments related to the acquisition of Tri-Overload Staffing, Inc. ("Tri-Overload") by the Company's wholly-owned subsidiary Insurance Overload Services, Inc. ("Insurance Overload") on August 27, 2010 (the "Tri-Overload Acquisition").  Prior to the Tri-Overload Acquisition, Tri-Overload was purchased on July 20, 2009 by TS Staffing Corp. ("TS Staffing"), an entity wholly-owned by Tri-State Employment Services, Inc. ("Tri-State").  Because Tri-State and its affiliates were the beneficial owner of 74.3% of the Company's outstanding shares of common stock following the Tri-Overload Acquisition, the acquisition was accounted for as an "as if pooling-of-interest"  in accordance with ASC 805-50 for business combinations for entities under common control under United States generally accepted accounting principles ("Pooling-of-Interest"), and will be presented as if the entities had been combined for all periods presented subsequent to July 20, 2009, the date the entities came under common control.  The pro forma adjustments are related to non-recurring charges in connection with the Tri-Overload Acquisition and anticipated operating efficiencies.

The unaudited pro forma condensed consolidated financial statements have been prepared giving effect to, among other things, the acquisition of Tri-Diamond by DSS, which will be accounted for as a Pooling-of-Interest since Tri-State, together with its affiliated entities and persons, was the beneficial owner of 85.7% of the Company's outstanding shares of common stock following the Tri-Diamond Acquisition, including the shares issued to TS Staffing in connection with the Tri-Diamond Acquisition.  Prior to the Tri-Diamond Acquisition, TS Staffing, an entity wholly-owned by Tri-State, acquired Diamond Staffing, Inc. on January 1, 2009 Tri-Diamond and will be presented as if the entities had been combined for all periods presented subsequent to January 1, 2009, the date the entities came under common control.

The unaudited pro forma condensed consolidated financial statements are based on the estimates and assumptions set forth in the notes to such statements, which have been made solely for purposes of developing such pro forma information. The pro forma adjustments are based upon  available information and certain assumptions that are factually supportable and that we believe are reasonable under the circumstances, and are subject to revision. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only, and we cannot assure you that the assumptions used in the preparation of the pro forma condensed consolidated financial statements will ultimately prove to be correct. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the Tri-Diamond Acquisition taken place on the dates noted or the future financial position or operating results of the combined company.

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2010

	The Company				Pro Forma	Pro Forma
	(As Reported)	ICG	Tri-Diamond		Adjustments	Consolidated
Assets
Current assets	$5,015,000	$4,280,000	$27,545,000	(2)	$(13,420,000)	$23,205,000
				(3)	(215,000)

Property and equipment	1,078,000	44,000	–		–	1,122,000

Intangible assets	6,569,000	–	5,761,000	(1)	4,868,000	17,198,000

Other assets	567,000	55,000	–		–	622,000

	$13,229,000	$4,379,000	$33,306,000		$(8,767,000)	$42,147,000

Liabilities and Stockholders' Equity (Deficiency)
Current liabilities	$11,789,000	$5,512,000	$31,423,000	(1)	$1,065,000	$35,096,000
				(2)	(13,420,000)
				(3)	(1,273,000)

Non-current liabilities	1,097,000	–	1,423,000	(1)	3,240,000	4,337,000
				(2)	(1,423,000)

Stockholders' equity (deficiency)	343,000	(1,133,000)	460,000	(1)	563,000	2,714,000
				(3)	2,481,000

	$13,229,000	$4,379,000	$33,306,000		$(8,767,000)	$42,147,000

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2010

(1)
To allocate the purchase price of the ICG Acquisition over the fair market value of the assets acquired and record related acquisition indebtedness for ICG, an affiliate of GT Systems that was not part of the CRD Acquisition.

	Intangible assets	$4,868,000
	Current liabilities	$1,065,000
	Non-current liabilities	$3,240,000
	Stockholders' equity	$563,000

(2)	To eliminate certain intercompany accounts of Tri-Diamond in order to be consistent with financial presentation of the Company.

	Current assets	$(13,420,000)
	Current liabilities	$(13,420,000)

(3)	To eliminate Tri-Diamond income taxes payable and deferred tax liability and asset accounts that will be offset in the Company's consolidated deferred income tax position.

	Current assets	$(215,000)
	Current liabilities	$(1,273,000)
	Non-current liabilities	$(1,423,000)
	Stockholders' equity	$2,481,000

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FISCAL YEAR ENDED SEPTEMBER 30, 2010

	The Company	GT Systems	ICG	Tri-Diamond
	(As Reported)	Six	Twelve	Twelve
	Year Ended	Months Ended	Months Ended	Months Ended
	September 30, 2010	March 31, 2010	September 30, 2010	September 30, 2010		Pro Forma Adjustments	Pro Forma Consolidated

Revenue	$120,891,000	$48,695,000	$25,718,000	$96,889,000	(1)	$(12,632,000)	$279,561,000

Direct cost of producing revenues	98,996,000	35,722,000	22,127,000	80,272,000	(1)	(10,445,000)	227,912,000
					(2)	(266,000)
					(8)	54,000
					(9)	1,452,000

Gross profit	21,895,000	12,973,000	3,591,000	16,617,000		(3,427,000)	51,649,000

Operating expenses	21,681,000	14,452,000	3,805,000	14,682,000	(1)	(1,754,000)	50,488,000
					(3)	(1,626,000)
					(6)	(968,000)
					(7)	(68,000)
					(8)	459,000
					(9)	(175,000)

Income (loss) from operations	214,000	(1,479,000)	(214,000)	1,935,000		705,000	1,161,000

Non-operating expenses (income)	2,775,000	690,000	214,000	1,177,000	(1)	(50,000)	3,536,000
					(4)	(292,000)
					(5)	(482,000)
					(7)	68,000
					(9)	(564,000)

Net income (loss)	$(2,561,000)	$(2,169,000)	$(428,000)	$758,000		$2,025,000	$(2,375,000)

Net loss per share:
Basic and diluted	$(0.08)						$(0.04)

Weighted average shares outstanding:
Basic and diluted	32,286,000				(10)	29,412,000	61,698,000

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FISCAL YEAR ENDED SEPTEMBER 30, 2010

Basis of Presentation
The pro forma condensed consolidated statement of operations included the results of the Company for the year ended September 30, 2010, GT Systems for the six months ended March 31, 2010 (CRD Acquisition was completed April 5, 2010), and ICG and Tri-Diamond for the twelve months ended September 30, 2010. In addition, pro forma adjustments have been made to reflect non-recurring charges related to the Tri-Overload Acquisition and anticipated operating efficiencies for the twelve months ended September 30, 2010.

Pro Forma Adjustments

(1)	To eliminate the historical operating results of ICG, an affiliate of GT Systems that was not part of the CRD Acquisition.

	Revenue	$(12,632,000)
	Direct costs of producing revenue	(10,445,000)
	Operating expenses	(1,754,000)
	Non-operating expenses	(50,000)

(2)	To reflect reduction in worker's compensation costs that management anticipates will not reoccur following the consummation of the CRD Acquisition.

	Direct costs of producing revenue	$(266,000)

(3)	Adjustment to eliminate operating expenses related to acquisition costs and savings on expenses that management does not expect to reoccur following the consummation of the CRD Acquisition.

	Rent expense that reflects renegotiation of leaseholds	$(540,000)
	Legal and professional fees	(695,000)
	Bank fees and advertising costs	(391,000)
	Operating expenses	$(1,626,000)

(4)	To adjust non-operating expenses that management does not expect to reoccur upon consummation of the CRD Acquisition due to elimination of GT Systems debt.

	Non-operating expenses	$(292,000)

(5)	To eliminate expenses related to the CRD Acquisition that management does not expect to reoccur upon consummation.

	Non-operating expenses	$(482,000)

(6)	To adjust operating expenses related to the Tri-Overload Acquisition.

	Tri-Overload restructuring costs	$(520,000)
	Reduction of payroll and related benefits and rent	(448,000)
	Operating expenses	$(968,000)

(7)	To adjust for service fees paid by ICG to CRD.

	Operating expenses	$(68,000)
	Non-operating expenses	$68,000

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FISCAL YEAR ENDED SEPTEMBER 30, 2010

(8)	Adjustments to reflect operating expenses (savings) that are anticipated to occur after the ICG Acquisition.

	Direct costs of producing revenue	$54,000

	Payroll and related benefits	$(151,000)
	Depreciation and amortization
	Amortization of intangible assets—Backlog (fully amortized within six months following
	ICG Acquisition)	$278,000
	Amortization of intangible assets—Client representative network (amortized over 10 years)	332,000
	Operating expenses	$459,000

(9)	Adjustments to reflect operating expenses (savings) that are anticipated to occur after the Tri-Diamond Acquisition.

	Direct costs of producing revenue	$1,452,000
	Operating expenses	$(175,000)
	Non-operating expenses (elimination of income tax provision)	$(564,000)

(10)	Common stock of the Company issued to TS Staffing in connection with the Tri-Diamond Acquisition.